Exhibit 99.1

CONSENT AND NINTH AMENDMENT TO CREDIT AGREEMENT

This CONSENT AND NINTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 29, 2017, by and among JOHN B. SANFILIPPO & SON, INC., a Delaware corporation (“Borrower”), the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and WELLS FARGO CAPITAL FINANCE, LLC (f/k/a Wells Fargo Foothill, LLC), a Delaware limited liability company, as administrative agent (in such capacity “Agent”) and as a Lender. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (defined below).

RECITALS

WHEREAS, Borrower, Agent, and Lenders have entered into that certain Credit Agreement, dated as of February 7, 2008 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Borrower has advised Agent and Lenders that it desires to acquire substantially all of the assets of Squirrel Brand, L.P. (the “Squirrel Acquisition”) pursuant to the terms of that certain Asset Purchase Agreement dated as of November 30, 2017 (the “Squirrel Purchase Agreement”) by and among Borrower, Squirrel Brand, L.P., a Texas limited partnership (“Seller”), Squirrel Brand Holdings, L.P., a Texas limited partnership, Mr. J. Brent Meyer and Ms. Karen Meyer and that, as a portion of the consideration in connection with the Squirrel Acquisition, Borrower shall incur Indebtedness in an aggregate principal amount not to exceed $11,500,000 (the “Squirrel Seller Debt”) pursuant to the terms of that certain unsecured promissory note issued by Borrower in favor of Seller (the “Squirrel Seller Note”);

WHEREAS, Borrower has requested that Agent and Lenders consent to the incurrence of the Squirrel Seller Debt and the Squirrel Acquisition constituting a Permitted Acquisition; and

WHEREAS, on the terms and subject to the conditions set forth herein, the Borrower, Agent and Lenders have agreed to consent to the incurrence of the Squirrel Seller Debt and amend the Credit Agreement as more fully described below;

NOW THEREFORE, in consideration of the foregoing, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Agent and Lenders hereby agree as follows:

SECTION 1.    Consent. Notwithstanding any provision in the Credit Agreement or any other Loan Document to the contrary and subject to the satisfaction of the conditions set forth in Section 3 below and in reliance on the representations and warranties set forth in Section 5 below, Agent and the Lenders hereby consent to (a) the incurrence of the Squirrel Seller Debt pursuant to the terms of the Squirrel Purchase Agreement and the Squirrel Seller Note and (b) the Squirrel Acquisition constituting a Permitted Acquisition notwithstanding the failure of the Squirrel Acquisition to satisfy the condition to a Permitted Acquisition set forth in clause (b) of the definition thereof as a result of the incurrence of the Squirrel Seller Debt, so long as all other conditions to a Permitted Acquisition are satisfied with respect to the Squirrel Acquisition. This consent is a limited consent solely for the purpose set forth herein and shall not be deemed to constitute a consent with respect to any other current or future departure from the requirements of any provision of the Credit Agreement or any other Loan Documents.

SECTION 2.    Amendment. Subject to the satisfaction of the conditions set forth in Section 3 below and in reliance on the representations and warranties set forth in Section 5 below, reference to the phrase “Weekly (no later than the 4th Business Day of each week)” set forth in Schedule 5.2 to the Credit Agreement is hereby deleted and the following is inserted in lieu thereof:

Monthly (no later than the 10th day of each month or, in the case of any month immediately following the end of a fiscal quarter, no later than the 15th day of such month), provided, however, at any time either Excess Availability is less than 17.5% of the lesser of the Maximum Revolver Amount and the Borrowing Base, weekly (no later than the 4th Business Day of each week) until both Excess Availability exceeds 17.5% of the lesser of the Maximum Revolver Amount and the Borrowing Base for at least 30 consecutive calendar days

SECTION 3.    Conditions Precedent. This Amendment shall become effective upon satisfaction of each of the following conditions:

(a)    Agent shall have received duly executed counterparts of this Amendment from the Borrower and the Lenders and the Agent shall have executed and delivered its counterpart to this Amendment; and

(b)    Agent shall have received an executed copy of the Squirrel Purchase Agreement and the Squirrel Seller Note, each in form and substance reasonably acceptable to Agent.

SECTION 4.    Reference to and Effect Upon the Credit Agreement.

(a)    Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and

(b)    The amendment set forth herein is effective solely for the purpose set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver of or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver of or otherwise prejudice any right, power or remedy that Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (iii) constitute an amendment or waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof’ and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement.

SECTION 5.    Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:

(a)    All representations and warranties of Borrower and its Subsidiaries contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if made on and as of such date, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);

(b)    No Default or Event of Default has occurred and is continuing; and

(c)    This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

SECTION 6.    Costs and Expenses. As provided in Section 17.10 of the Credit Agreement, Borrower shall pay all costs and expenses incurred by or on behalf of Agent and Lenders arising from or relating to this Amendment constituting Lender Group Expenses.

SECTION 7.    GOVERNING LAW. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

SECTION 8.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

SECTION 9.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

JOHN B. SANFILIPPO & SON, INC., a Delaware corporation

By:	/s/ Michael J. Valentine
Title:	Chief Financial Officer

Signature Page to Consent and Ninth Amendment to Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC (f/k/a Wells Fargo Foothill, LLC), a Delaware limited liability company, as Agent and as a Lender

By:	/s/ Matt Mouledous
Title:	Vice President

SOUTHWEST GEORGIA FARM CREDIT, ACA for itself and as agent/nominee for Southwest Georgia Farm Credit, FLCA as a Lender

By:	/s/ Patrick Deen
Title:	Vice President

Signature Page to Consent and Ninth Amendment to Credit Agreement